UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

        Date of Report (Date of earliest event reported): August 27, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 8.01     Press release dated 27 August, 2004 - Holding(s) in Company



The company received the following letter today:






Barclays PLC
Group Corporate Secretariat
54 Lombard Street
EC3P 3AH
Tel: 020 7699 2305


Fax: 0870 242 2733



25 August 2004



The Company Secretary
Marconi Corporation PLC
34 Grosvenor Square
London
W1K 2HD





Dear Sir



Companies Act 1985 ("The Act") - Part VI



I hereby inform you that as at 20 August 2004 Barclays PLC, through the legal entities listed on the attached schedule, has a notifiable interest in the capital of your company of 3.93%.



Details of this interest, together with a breakdown between registered holders (as required by Section 202(3) of the Act), are enclosed.



The issued capital of 204,403,115 is the latest figure available to us. If this is incorrect please let me know.



If you have any questions arising from this letter, please contact me on 020 7699 2305.



Yours faithfully



Geoff Smith

Manager, Secretarial Services

Enc.




                              Legal Entity Report

Marconi Corp (New)   SEDOL :   3335442



As at 20 August 2004 Barclay PLC, through the legal entities listed below, had a notifiable interest in 8,032,550 ORD GBP0.25 representing 3.93% of the issued share capital of 204,403,115 units.



Legal Entity                         Holding                   Percentage Held



Barclays Global Investors, N.A.      1,543,996                     0.7553

Barclays Global Investors Ltd        2,097,440                     1.0261

Barclays Global Investors Japan
Trust & Banking                        199,218                     0.0974

Barclays Bank Trust Company Ltd             24                          0

Barclays Global Investors Japan Ltd     40,818                     0.0199

Barclay Global Investors Australia Ltd  30,280                     0.0148

Barclay Capital Securities Ltd       1,418,331                     0.6938

Barclays Private Bank Ltd                    7                          0

Gerrard Ltd                              1,262                     0.0006

Barclays Life Assurance Co Ltd         189,550                     0.0927

Barclays Global Fund Advisors          318,333                     0.1557

Barclays Bank PLC                    2,193,291                      1.073

            Group Holding            8,032,550                     3.9293




                           Registered Holders Report



Marconi Corp (New)     SEDOL :  3335442



As at 20 August 2004 Barclay PLC, through the registered holders listed below, had a notifiable interest in 8,032,550 ORD GBP0.25 representing 3.93% of the issued share capital of 204,403,115 units.



Registered Holder               Account Designation               Holding



Bank of Ireland                                                   35,497

BARCLAYS CAPITAL NOMINEES LIMI                                 2,193,291

BARCLAYS CAPITAL NOMINEES LIMI                                 1,418,331

Barclays Trust Co & Others                                             2

BARCLAYS TRUST CO AS EXEC/ADM                                          4

Barclays Trust Co DMC69                                               18

CHASE NOMINEES LTD                          16376                110,234

INVESTORS BANK AND TRUST CO.                                     266,791

INVESTORS BANK AND TRUST CO.                                       5,348

INVESTORS BANK AND TRUST CO.                                     934,010

INVESTORS BANK AND TRUST CO.                                       2,034

INVESTORS BANK AND TRUST CO.                                       1,167

INVESTORS BANK AND TRUST CO.                                     294,645

INVESTORS BANK AND TRUST CO.                                      47,307

INVESTORS BANK AND TRUST CO.                                      12,017

INVESTORS BANK AND TRUST CO.                                       7,105

INVESTORS BANK AND TRUST CO.                                      44,160

JP MORGAN (BGI CUSTODY)                    16331                  51,498

JP MORGAN (BGI CUSTODY)                    16341                 138,052

JP MORGAN (BGI CUSTODY)                    16400               1,883,694

JP MORGAN (BGI CUSTODY)                    18409                 103,512

JPMORGAN CHASE BANK                                               30,280

JPMORGAN CHASE BANK                                                5,904

JPMorgan Chase Bank                                               24,102

JPMorgan Chase Bank                                               23,700

JPMorgan Chase Bank                                               21,280

JPMorgan Chase Bank                                                1,899

JPMorgan Chase Bank                                                8,170

JPMorgan Chase Bank                                               15,520

JPMorgan Chase Bank                                                5,734

JPMorgan Chase Bank                                               94,937

JPMorgan Chase Bank                                                2,082

JPMorgan Chase Bank                                                1,794

Mellon Trust - Boston &SF                                         31,894

Mitsubishi Trust International                                       998

R C Greg Nominees Limited a/c             BL1                          7

R C Greg Nominees Limited GP1             GP1                        240

R C Greg Nominees Limited SA 1            SA1                      1,015

State Street                                                       4,323

STATE STREET BOSTON                                              192,913

STATE STREET BOSTON                                               17,034

ZEBAN NOMINEES LIMITED                                                 7


Total                                                          8,032,550

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: August 27, 2004